First Quarter 2017 Investor Review Presented April 28th, 2017 Energy Advanced Flow Solutions Exhibit 99.2

2 Q1 2017 Investor Review Safe Harbor This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Reliance should not be placed on forward-looking statements because they involve unknown risks, uncertainties and other factors, which are, in some cases, beyond the control of CIRCOR. Any statements in this presentation that are not statements of historical fact are forward-looking statements, including, but not limited to, those relating to CIRCOR’s future performance, the realization of cost reduction due to restructuring activity and achievement of management’s guidance. Actual events, performance or results could differ materially from the anticipated events, performance or results expressed or implied by such forward-looking statements. BEFORE MAKING ANY INVESTMENT DECISIONS REGARDING OUR COMPANY, WE STRONGLY ADVISE YOU TO READ THE SECTION ENTITLED "RISK FACTORS" IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT REPORTS ON FORM 10-Q WHICH CAN BE ACCESSED UNDER THE "INVESTORS" LINK OF OUR WEBSITE AT WWW.CIRCOR.COM. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. See page 10 for information on the use of non-GAAP financial measures.

3 Q1 2017 Investor Review $0.52 $0.32 Q1 2016 Q1 2017 $0.23 $0.29 Q1 2016 Q1 2017 $151 $145 Q1 2016 Q1 2017 $4 $13 Q1 2016 Q1 2017 Q1 2017 Results ($ millions, except EPS) Down 4% Adjusted* GAAP Up 260% EPS: Diluted Earnings Per Share * Reflects a non-GAAP measure, see CIRCOR’s Q1 2017 earnings press release for definitions and a reconciliation to GAAP Organic -17% Acquisition 15% FX -2% Total -4% EPS Net Revenue YTD Free Cash Flow*

4 Q1 2017 Investor Review Energy Segment Highlights • Q1 2017 revenues – Large international projects volume down approximately 60% – CFS acquisition contributes $23 million – Unfavorable FX impact • Q1 2017 segment operating margin – Impact of decline in large international project business – Higher warranty and new factory start up costs – Partially offset by CFS acquisition and restructuring savings ($ millions) Q1 2017 YOY Change Net Revenues 80.1 -4% Segment Operating Income 6.9 -26% Segment Operating Margin 8.6% -250 bps

5 Q1 2017 Investor Review Advanced Flow Solutions Segment Highlights • Q1 2017 revenues – 1% decline excluding unfavorable FX – Higher fluid control and UK defense sales – Lower shipments due to exit of low margin commercial actuation program – Timing of U.S defense program shipments • Q1 2017 segment operating margin – Impacted by sales mix – Partially offset by restructuring savings – FX headwind of 20 bps ($ millions) Q1 2017 YOY Change Net Revenues 65.1 -3% Segment Operating Income 7.7 -9% Segment Operating Margin 11.8% -70 bps

6 Q1 2017 Investor Review Q1 P&L Highlights (in millions, except per share data) Reported GAAP Special & Restructuring Charges Adjusted Reported GAAP Special & Restructuring Charges Adjusted Net Revenue 145.2 - 145.2 150.8 - 150.8 Operating Income 7.4 1.7 9.1 5.5 5.8 11.3 Net Interest Expense (1.7) - (1.7) (0.6) - (0.6) Other (Expense) Income (0.2) - (0.2) 0.5 - 0.5 Pre-Tax Income 5.5 1.7 7.2 5.4 5.8 11.2 Provision for income taxes (0.7) (1.1) (1.8) (1.5) (1.1) (2.6) Net Income 4.8 0.6 5.4 3.9 4.7 8.6 Diluted EPS 0.29 0.03 0.32 0.23 0.29 0.52 Q1 2017 Q1 2016

7 Q1 2017 Investor Review Cash Flow and Debt Highlights ($ millions) Q1 2017 FY 2016 Cash Flow from Operations 16 59 Capital Expenditures, net (3) (13) Free Cash Flow 13 46 2-Apr-17 31-Dec-16 Total Debt 243 251 Cash and Cash Equivalents 66 58 Net Debt 177 193 Net Debt to Equity 43% 48%

8 Q1 2017 Investor Review Q2 2017 Guidance as of April 28, 2017 ($ millions, except per share data) Earnings per share based on expected diluted common share count Assumes current exchange rates and adjusted tax rate of 27% Expected Special Charges – M&A related includes amortization of intangibles related to the Schroedahl and CFS acquisitions Low High Net Revenue $150 $160 Expected Adjusted Earnings Per Share $0.38 $0.48 Expected Special / Restructuring Charges Per Share: - Restructuring charges ($0.05) ($0.03) - Special charges – M&A amortization related ($0.11) ($0.11) Q2 2017

9 Q1 2017 Investor Review Restructuring Actions Summary ($ millions) Note: Restructuring actions include both structural and volume-related reductions in force Annualized Savings 2017 Savings Status Actions Announced in 2016 12 8 Complete Actions Announced in 2015 21 - Complete A&D California Machining Center 3 2 Complete Brazil (Operating loss) 4 - Complete China Operations 2 1 Complete Total 42 11

10 Q1 2017 Investor Review Use of Non-GAAP Financial Measures Within this presentation the Company uses non-GAAP financial measures, including adjusted net income, adjusted earnings per diluted share, adjusted operating income, net debt and free cash flow. These non-GAAP financial measures are used by management in our financial and operating decision making because we believe they better reflect our ongoing business and allow for meaningful period-to-period comparisons. We believe these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating the Company’s current operating performance and future prospects in the same manner as management does, if they so choose. These non-GAAP financial measures also allow investors and others to compare the Company’s current financial results with the Company’s past financial results in a consistent manner. For example: • We exclude costs and tax effects associated with restructuring activities, such as reducing overhead and consolidating facilities. We believe that the costs related to these restructuring activities are not indicative of our normal operating costs. • We exclude certain acquisition-related costs, including significant transaction costs and amortization of inventory step-ups and the related tax effects. We exclude these costs because we do not believe they are indicative of our normal operating costs. • We exclude the expense and tax effects associated with the non-cash amortization of acquisition-related intangible assets because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have lives of 5 to 20 years. Exclusion of the non-cash amortization expense allows comparisons of operating results that are consistent over time for both our newly acquired and long-held businesses and with both acquisitive and non-acquisitive peer companies. • We also exclude certain gains/losses and related tax effects, which are either isolated or cannot be expected to occur again with any predictability, and that we believe are not indicative of our normal operating gains and losses. For example, we exclude gains/losses from items such as the sale of a business, significant litigation-related matters and lump-sum pension plan settlements. CIRCOR’s management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring the Company’s operating performance and comparing such performance to that of prior periods and to the performance of our competitors. We use such measures when publicly providing our business outlook, assessing future earnings potential, evaluating potential acquisitions and dispositions and in our financial and operating decision-making process including for compensation purposes. Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with accounting principles generally accepted in the United States. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in the Company’s first-quarter 2017 news release available on its website at www.CIRCOR.com. Figures labeled “Adjusted” exclude certain charges and recoveries. A description of these charges and recoveries and a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in the Company’s first-quarter 2017 news release available on its website at www.CIRCOR.com.